 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2021

NC SLF INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56265	86-2404661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)
 Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On September 9, 2021, NC SLF Inc. (the “Company”) entered into a Revolving Credit Agreement (together with the exhibits and schedules thereto, the ‘‘Wells Credit Agreement’’) between the Company, as the borrower (the “Borrower”), and Wells Fargo Bank, National Association (“Wells Fargo”), as the administrative agent for certain secured parties, sole lead arranger, bookrunner, letter of credit issuer and the lender, which is structured as a revolving credit facility secured by the capital commitments of the Company’s subscribed investors and certain related assets (the ‘‘Wells Credit Facility’’).

The Wells Credit Facility will mature on September 9, 2022, if not further extended by that date, and has a maximum facility amount of $65 million. Under the Wells Credit Facility, the Company is permitted to borrow up to the lesser of $65 million and the Borrowing Base. The “Borrowing Base” is based upon the unfunded capital commitments of subscribed investors in the Company that have been approved by Wells Fargo and meet certain criteria (the “Included Investors” or the “Designated Investors”, as applicable). The advance rate for the Included Investors is 90% and for the Designated Investors is 65%. The Wells Credit Facility contains certain customary affirmative and negative covenants and events of default. The Wells Credit Facility bears interest at a rate of LIBOR plus 1.90% per annum with respect to LIBOR rate loans or the Reference Rate (as defined in the Wells Credit Agreement) plus 1.90% per annum with respect to the Reference Rate loans.

The description above is only a summary of the material provisions of the Wells Credit Facility and is qualified in its entirety by reference to the copy of the Revolving Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description
10.1	Revolving Credit Agreement, dated as of September 9, 2021, by and among NC SLF Inc., as the borrower, Wells Fargo Bank, National Association, as the administrative agent, and the lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NC SLF Inc.

Date: September 15, 2021	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President